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                                 EXHIBIT 22

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-347653, No. 33-347655, No. 33-347657) for
Beringer Wine Estates Holdings, Inc. of our report dated August 11, 1998 appearing on page 56 of this Form 10-K.

PricewaterhouseCoopers LLP
San Francisco, CA
September 25, 1998